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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                              ____________________


                                    FORM 8-K
                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report
                                January 10, 2000
                       (Date of earliest event reported)


                          VESTA INSURANCE GROUP, INC.
             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)


            1-12338                                         63-1097283
      (Commission File No.)                    (IRS Employer Identification No.)

      3760 River Run Drive                                      35243
      Birmingham, Alabama                                     (Zip Code)
     (Address of principal
       executive offices)


                                 (205)970-7000
              (Registrant's telephone number, including area code)

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Item 5.  Other Events.

         On January 10, 2000, the registrant issued a press release announcing the consummation of a debt exchange, the establishment of a new credit facility and its election to resume payment on its capital "trust preferred" securities. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

         A copy of the indenture governing the registrant's newly issued senior notes offered in exchange for a portion of its previously outstanding capital securities is attached as Exhibit 99.2 to this Form 8-K and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c)   Exhibits.

               Exhibit No.      Description of Document
               ----------       -----------------------

               99.1 Press release dated January 10, 2000 issued by the registrant.

               99.2 Indenture, dated as of December 30, 1999, between the registrant and Regions Bank, as Trustee.


                                   SIGNATURE
                                   ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated as of January 12, 2000.

                                   VESTA INSURANCE GROUP, INC.


                                   /s/ Norman W. Gayle III
                                   --------------------------
                                   By: Norman W. Gayle III
                                   Its: President and Chief Executive Officer

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